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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                           --------------------------

Date of Report (Date of earliest event reported)  May 4, 2004


                              BALDWIN & LYONS, INC.
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             (Exact name of registrant as specified in its charter)


           INDIANA                      0-5534                35-0160330
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(State or other jurisdiction of      (Commission            (IRS Employer
 incorporation or organization)      File Number)         Identification No.)


1099 NORTH MERIDIAN STREET, INDIANAPOLIS, INDIANA               46204
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (317) 636-9800
                                                    -----------------


                                 Not applicable
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         (Former name of former address, if changed since last report.)


ITEM 5.03  AMENDMENT TO BYLAWS

At its regular quarterly meeting on May 4, 2004, the Board of Directors approved an amendment Article III, Section 2 of the Company's bylaws changing the number of directors to thirteen (13) from twelve (12). Other than the above amendemnt, the bylaws are unchanged. The amended bylaws are attached as Exhibit 99.1.

ITEM 5.05  AMENDMENT TO CODE OF ETHICS

Also at its regular quarterly meeting on May 4, 2004, the Board of Directors approved a restated Code of Conduct in compliance with the requirements of the Securities and Exchange Commission and the rules promulgated by the National Association of Securities Dealers (NASDAQ). The amended Code of Conduct is attached as Exhibit 99.2.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BALDWIN & LYONS, INC.



May 7, 2004                          By    /S/ Gary W. Miller
                                           ----------------------------
                                            Gary W. Miller, Chairman
                                              and CEO
                                              (Chief Operating Officer)